UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2022

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39608	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Park Blvd, Suite 1200 Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

(888) 637-7770

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INTZ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 10, 2022, Intrusion Inc. (the “Company”) agreed to the terms of a settlement of the securities class action suit, Celest v. Intrusion Inc. et al., Civil Action No. 4:21-cv-00307-SDJ (lead case), initially filed on April 16, 2021, pending against the Company and certain of its former officers in the United States District Court for the Eastern District of Texas, Sherman Division. The agreement, which was subject to preliminary Court approval, received final approval by the Court on December 16, 2022, and provided in part for a settlement payment of $3.25 million and the dismissal of all claims against the defendants in connection with the securities class action suit. The $3.25 million settlement payment was paid by the Company’s insurance provider under its insurance policy, the Company’s $0.5 million retention having been previously exhausted. The plaintiff is required to file a motion for distribution, asking the Court to approve releasing the settlement funds to class members who submit valid claims. The date for the distribution hearing is currently January 11, 2023.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not represent historical facts and may be based on underlying assumptions. The Company uses words and phrases such as “an agreement,” “subject to,” “would,” “provides” “requires” and similar expressions to identify forward-looking statements in this report. Such forward-looking statements are based on information available to the Company as of the date of this report and involve a number of risks and uncertainties, some beyond the Company’s control, that could cause actual results to differ materially from those anticipated by these forward-looking statements, including risks and uncertainties such as: (i) the extent to which individual claimants attempt to opt out of the class and pursue individual claims before the final distribution hearing; (ii) the ability to overcome any objections or appeals regarding the settlement; and, (iii) other risks described in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and future filings and reports by the Company. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTRUSION INC.

Dated: December 20, 2022	By:	/s/ Kimberley Pinson
Kimberly Pinson
Chief Financial Officer

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